EXHIBIT 24



                       Power of Attorney


      KNOW  ALL  MEN  BY  THESE PRESENTS,  that  the  undersigned

Principal   Executive  Officer,  Principal   Financial   Officer,

Principal Accounting Officer, officers and/or directors of Tucson

Electric Power Company, an Arizona corporation, which corporation proposes  to file with the Securities and Exchange Commission  an

Annual Report on Form 10-K for the year ended December 31,  1995,

under the Securities Exchange Act of 1934, as amended, does  each for  himself  and  not  for one another,  hereby  constitute  and appoint Ira R. Adler, Dennis R. Nelson and Karen G. Kissinger and

each  of them, his true and lawful attorneys, in his name,  place and  stead,  to sign his name to said proposed Annual  Report  on

Form  10-K  and any and all amendments thereto, and to cause  the same to be filed with the Securities and Exchange Commission,  it being  intended  to grant and hereby granting to said  attorneys,

and  each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises  as fully and to all intents and purposes as the undersigned could do if  personally present; and each of the undersigned  for  himself hereby ratifies and confirms all that said attorneys, or any  one of them, shall lawfully do or cause to be done by virtue hereof.



     IN WITNESS WHEREOF, each of the undersigned has hereunto set their hand as of the 5th day of March, 1996.




Charles E. Bayless                     Elizabeth T. Alexander
____________________________           ________________________________
Charles   E.   Bayless                  Elizabeth  T.  Alexander,
Director
Principal Executive Officer
and Chairman of the Board of
Directors

                                       Jose L. Canchola
                                       ________________________________
                                        Jose L. Canchola, Director

Ira R. Adler
_____________________________
Ira R. Adler                           John A. Jeter
Principal Financial Officer            ________________________________
                                        John A. Jeter, Director

Karen G. Kissinger
_____________________________          R. B. O'Rielly
Karen G. Kissinger                     ________________________________
Principal Accounting Officer            R. B. O'Rielly, Director


                                       Martha R. Seger
                                       ________________________________
                                        Martha R. Seger, Director


                                       Donald G. Shropshire
                                       ________________________________
                                        Donald G. Shropshire, Director


                                       H. Wilson Sundt
                                       ________________________________
                                        H. Wilson Sundt, Director


                                       J. Burgess Winter
                                       ________________________________
                                        J. Burgess Winter, Director